FORM 8-K/A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported): May 5, 1999

                              HART INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                    (State of incorporation or organization)

                                     0-12746
                            (Commission File Number)

                                   33-0661675
                      (I.R.S. Employee Identification No.)

           4695 MacArthur Court, Suite 530, Newport Beach, California
                    (Address of principal executive offices)

                                      92660
                                   (Zip Code)

       Registrant's telephone number, including area code: (714) 833-5380

                                       N/A
          (Former name or former address, if changed since last report)

                                                             [HART\8K:ACCT8KA]-2

Item 1.  Changes in Control of Registrant

                  N/A

Item 2.  Acquisition or Disposition of Assets

                  N/A

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

         On May 5, 1999, the auditing practice of Kang, Yu & Jun, CPA's, resigned as the Registrant's independent accountant. Kang, Yu & Jun previously issued an unqualified report dated September 25, 1998, assuming the Company will continue as going concern, which did not contain any adverse opinion or disclaimer of opinion, or any qualification as to uncertainty, audit scope of accounting principles. There were no disagreements with Kang, Yu & Jun on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the period from March 31, 1995 to the date of their resignation.

Item 5.  Other Events

                  N/A

Item 6.  Resignation of Registrant's Directors

                  N/A

Item 7.  Financial Statements and Exhibits

          A.   Exhibit 16(a) - Letter Regarding Change in Certifying Accountant

               Letter  dated May 5, 1999,  from Kang,  Yu & Jun, An  Accountancy
               Corporation,   resigning  as  certifying   accountant   for  Hart
               Industries Inc.

          B.   Exhibit 16(b) - Consent of Independent Accountant

               Letter dated September 7, 1999, from Kang, Yu & Jun, An Accountancy Corporation, noting agreement with the disclosure in
               Item 4 of this Form 8-K/A.

Item 8.  Change in Registrant's Fiscal Year

                  N/A

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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HART INDUSTRIES INC.
                                        (Registrant)

Dated: September 8, 1999                By:  /s/  Fred G. Luke
                                             ----------------------------------
                                                  Fred G. Luke, President
                                                  and Director

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